UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 7, 2018

AfterMaster, Inc.
(Exact name of registrant as specified in its charter)

Delaware	001-10196	23-2517953
(State or other jurisdictionof incorporation)	(Commission FileNumber)	(IRS Employer IdentificationNumber)

6671 Sunset Blvd., Suite 1520 Hollywood, California	90028
(Address of principal executive offices)	(zip code)

 (310) 657-4886
 (Registrant’s telephone number, including area code)
____________________________________________

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions (see General Instruction A.2. below):

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 4.01 CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT.

(a)(1) Previous independent registered public accounting firm:

Sadler, Gibb & Associates, LLC:

(i)
On November 7, 2018, we informed Sadler Gibb & Associates, LLC (“Sadler”) of their dismissal as our independent registered public accounting firm.
(ii)
Sadler’s reports on our financial statements for the two most recent fiscal years ended June 30, 2017, and June 30, 2018, contained no adverse opinion or disclaimer of opinion and were not qualified or modified as to audit scope or accounting, except that the reports contained an explanatory paragraph stating that there was substantial doubt about our ability to continue as a going concern.
(iii)
Our audit committee and board of directors participated in and approved the decision to change our independent registered public accounting firm.
(iv)
During the two most recent fiscal years ended June 30, 2017, and June 30, 2018, and the subsequent interim period from June 30, 2018, through November 9, 2018, there have been no disagreements with Sadler on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements if not resolved to the satisfaction of Sadler would have caused them to make reference thereto in their report on the financial statements.
(v)
We have authorized Sadler to respond fully to the inquiries of the successor accountant.
(vi)
During the two most recent fiscal years ended June 30, 2017, and June 30, 2018, and the subsequent interim period from June 30, 2018, through November 9, 2018, there was one “reportable event” as that term is described in Item 304(a)(1)(v) of Regulation S-K. Specifically, in connection with our annual reports on Form 10-K for the fiscal years ending June 30, 2017, and June 30, 2018, on or about October 15, 2018, Sadler advised us the inadequacy of our internal controls (which is a reportable event pursuant to Item 304(a)(1)(v)(A) of Regulation S-K).
(vii)
We provided a copy of the foregoing disclosures to Sadler prior to the date of the filing of this report and requested that Sadler furnish us with a letter addressed to the U.S. Securities & Exchange Commission stating whether or not it agrees with the statements in this report. A copy of such letter is filed as Exhibit 16.1 to this Current Report on Form 8-K.

(a)(2) New independent registered public accounting firm:

Haynie & Company CPA’s:

On November 7, 2018, we engaged Haynie and Company (“Haynie”) of [city, state], as our new independent registered public accounting firm. During the fiscal years ended June 30, 2017, and June 30, 2018, and prior to November 7, 2018 (the date of the new engagement), we had not consulted with Haynie regarding any of the following:

(i)
The application of accounting principles to a specific transaction, either completed or proposed;
(ii)
The type of audit opinion that might be rendered on our consolidated financial statements, and none of the following was provided to us: (a) a written report, or (b) oral advice that Haynie concluded was an important factor considered by us in reaching a decision as to accounting, auditing or financial reporting issue; or
(iii)
Any other matter that was the subject of a disagreement between us and our former auditor or was a reportable event (as described in Items 304(a)(1)(iv) or Item 304(a)(1)(v) of Regulation S-K, respectively).

Item 9.01
Financial Statements and Exhibits.

The exhibit listed in the following Exhibit Index is filed as part of this report:

16.1
Letter from Sadler Gibb & Associates, LLC, dated November 9, 2018, regarding the change in certifying accountant (filed herewith)

 SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:	November 09, 2018

By:	/s/ Larry Ryckman
Name:	Larry Ryckman
Title:	CEO

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